For the fiscal period ended July 31, 2010
File number 811-08915

               SUB-ITEM 77-0

               EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:
  Target Asset Allocation Funds - Target Conservative Allocation Fund

1.   Name of Issuer:  SS&C Technologies, Inc.

2.   Date of Purchase:  March 30, 2010

3.   Number of Securities Purchased:  43

4.   Dollar Amount of Purchase:  $ 645.00

5.   Price Per Unit:  $15.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  JP Morgan Securities Inc.

7.   Other Members of the Underwriting Syndicate
     See Exhibit A

EXHIBIT A

UNDERWRITER
Credit Suisse Securities (USA) LLC
Morgan Stanley & Co. Inc.
Deutsche Bank Securities Inc.
Jefferies & Company, Inc.
Raymond James & Associates, Inc.
Wells Fargo Securities, LLC
Blaylock Robert Van, LLC
Loop Capital Markets LLC
The Williams Capital Group, L.P.



For the fiscal period ended July 31, 2010
File number 811-08915

               SUB-ITEM 77-0

               EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:
  Target Asset Allocation Funds - Target Moderate Allocation Fund

1.   Name of Issuer:  SS&C Technologies, Inc.

2.   Date of Purchase:  March 30, 2010

3.   Number of Securities Purchased:  133

4.   Dollar Amount of Purchase:  $1,995.00

5.   Price Per Unit:  $15.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  JP Morgan Securities Inc.

7.   Other Members of the Underwriting Syndicate
     See Exhibit A

EXHIBIT A

UNDERWRITER
Credit Suisse Securities (USA) LLC
Morgan Stanley & Co. Inc.
Deutsche Bank Securities Inc.
Jefferies & Company, Inc.
Raymond James & Associates, Inc.
Wells Fargo Securities, LLC
Blaylock Robert Van, LLC
Loop Capital Markets LLC
The Williams Capital Group, L.P.



For the fiscal period ended July 31, 2010
File number 811-08915

               SUB-ITEM 77-0

               EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:
  Target Asset Allocation Funds - Target Growth Allocation Fund

1.   Name of Issuer:  SS&C Technologies, Inc.

2.   Date of Purchase:  March 30, 2010

3.   Number of Securities Purchased: 126

4.   Dollar Amount of Purchase:  $1,890.00

5.   Price Per Unit:  $15.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  JP Morgan Securities Inc.

7.   Other Members of the Underwriting Syndicate
     See Exhibit A

EXHIBIT A

UNDERWRITER
Credit Suisse Securities (USA) LLC
Morgan Stanley & Co. Inc.
Deutsche Bank Securities Inc.
Jefferies & Company, Inc.
Raymond James & Associates, Inc.
Wells Fargo Securities, LLC
Blaylock Robert Van, LLC
Loop Capital Markets LLC
The Williams Capital Group, L.P.



For the fiscal period ended July 31, 2010
File number 811-08915

               SUB-ITEM 77-0

               EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:
  Target Asset Allocation Funds - Target Conservative Allocation Fund

1.   Name of Issuer:  Oasis Petroleum

2.   Date of Purchase:  June 16, 2010

3.   Number of Securities Purchased:  1040

4.   Dollar Amount of Purchase:  $ 14,560.00

5.   Price Per Unit:  $14.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  JP Morgan Securities Inc.

7.   Other Members of the Underwriting Syndicate
     See Exhibit A

EXHIBIT A

UNDERWRITER
Credit Suisse Securities (USA) LLC
Morgan Stanley & Co. Inc.
Deutsche Bank Securities Inc.
Jefferies & Company, Inc.
Raymond James & Associates, Inc.
Wells Fargo Securities, LLC
Blaylock Robert Van, LLC
Loop Capital Markets LLC
The Williams Capital Group, L.P.



For the fiscal period ended July 31, 2010
File number 811-08915

               SUB-ITEM 77-0

               EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:
  Target Asset Allocation Funds - Target Moderate Allocation Fund

1.   Name of Issuer:  Oasis Petroleum

2.   Date of Purchase:  June 16, 2010

3.   Number of Securities Purchased:  3262

4.   Dollar Amount of Purchase:  $45,668.00

5.   Price Per Unit:  $14.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  JP Morgan Securities Inc.

7.   Other Members of the Underwriting Syndicate
     See Exhibit A

EXHIBIT A

UNDERWRITER
Credit Suisse Securities (USA) LLC
Morgan Stanley & Co. Inc.
Deutsche Bank Securities Inc.
Jefferies & Company, Inc.
Raymond James & Associates, Inc.
Wells Fargo Securities, LLC
Blaylock Robert Van, LLC
Loop Capital Markets LLC
The Williams Capital Group, L.P.



For the fiscal period ended July 31, 2010
File number 811-08915

               SUB-ITEM 77-0

               EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:
  Target Asset Allocation Funds - Target Growth Allocation Fund

1.   Name of Issuer:  Oasis Petroleum

2.   Date of Purchase:  June 16, 2010

3.   Number of Securities Purchased: 3023

4.   Dollar Amount of Purchase:  $42,322.00

5.   Price Per Unit:  $14.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  JP Morgan Securities Inc.

7.   Other Members of the Underwriting Syndicate
     See Exhibit A

EXHIBIT A

UNDERWRITER
Credit Suisse Securities (USA) LLC
Morgan Stanley & Co. Inc.
Deutsche Bank Securities Inc.
Jefferies & Company, Inc.
Raymond James & Associates, Inc.
Wells Fargo Securities, LLC
Blaylock Robert Van, LLC
Loop Capital Markets LLC
The Williams Capital Group, L.P.